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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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      Date of Report (Date of earliest event reported) : June 21, 2004

                                VOYAGER ONE, INC.
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             (Exact name of registrant as specified in its charter)

                                     NEVADA
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                 (State or other jurisdiction of incorporation)

        0-32737                                          88-049002272
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(Commission File Number)                       (IRS Employer Identification No.)

859 West End Court, Suite I, Vernon Hills, IL                  60061
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (847) 984-6200

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
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On June 21, 2004, the Board of Directors authorized and approved the amendment of the Company's Articles of Incorporation to change the name of the corporation from Voyager One, Inc. to Side, Inc. pending stockholder approval and the filing of Schedule 14C with the Securities and Exchange Commission.

The name "Side" is selected because it is short, recognizable and easily remembered. "Side" is a common word and can be used as an acronym or combined with other words as a marketing tool.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 23, 2004                         VOYAGER ONE, INC.

                                             By: /s/ John Lichter
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                                                 Chief Executive Officer